ForeInvestors Choice Variable Annuity – I Share

Supplement dated February 4, 2022 to your Prospectus dated May 3, 2021

Goldman Sachs High Quality Floating Rate Fund

At a meeting held December 14-15, 2021, the Board of Trustees of the Goldman Sachs Variable Insurance Trust (the “Trust”) approved a proposal recommended by Goldman Sachs Asset Management, L.P. to liquidate the Goldman Sachs High Quality Floating Rate Fund (the “Fund”). Accordingly, the Board has approved a Plan of Liquidation for the Fund under which the Fund will be liquidated on or about April 27, 2022 (the “Liquidation Date”). The officers of the Trust may, at their discretion, change the Liquidation Date without notice.

April 20, 2022

•	Premium Payments. You may continue to allocate new Premium Payments to the Fund, including allocations via InvestEase, until April 20, 2022. If any portion of your future Premium Payments is allocated to the Fund’s Sub-Account after April 20, 2022, you must redirect that allocation to another Sub-Account available under your Contract, subject to applicable Investment Restrictions.
•	Sub-Account Transfers. You may continue to make Sub-Account transfers to the Fund, including transfers via any of the Dollar Cost Averaging programs or Asset Rebalancing, until April 20, 2022.

•	Enrollments. If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that includes transfers of Contract Value in or out of the Fund’s Sub-Account by April 20, 2022, your enrollment will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account and will continue to run without interruption.

On or about April 27, 2022

•	Contract Value. If any of your Contract Value is invested in the Fund’s Sub-Account, the Contract Value will automatically be transferred into the Invesco V.I. Government Money Market Fund Sub-Account. You may transfer any Contract Value in the Fund’s Sub-Account to other investment options currently available under your Contract prior to the Liquidation Date, subject to applicable Investment Restrictions.
•	Investment Restrictions. Investment Restrictions, if applicable, may require you to remain invested in the Fund’s Sub-Account before the liquidation and in the Invesco V.I. Government Money Market Fund Sub-Account after the liquidation. Current Investment Restrictions are listed in Appendix C of the Prospectus.
•	Sub-Account Transfer Rule. The transfer of your Contract Value from the Fund’s Sub- Account as a result of the liquidation will not be counted against any limitation on the number of transfers that may be performed. During the 60 days after the Liquidation Date, you will be allowed one Sub-Account transfer from the Invesco V.I. Government Money Market Fund Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the liquidation, all information and references to the Fund are deleted from your prospectus.

This Supplement should be retained for future reference.

FIC-I-020422-FL